Exhibit 77Q1(e)(ii)

The Sub-Advisory Agreement dated July 24, 2009 between the Registrant, on behalf of ASG Diversifying Strategies Fund, AlphaSimplex Group, LLC,
 and Reich & Tang Asset Management, LLC is incorporated by reference to exhibit (d)(2)(vi) of post-effective amendment no. 144 to the Registration Statement filed
 on Form Type 485BPOS on July 31, 2009
(Accession No. 0001193125-09-160666 ).